Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN

OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO DELTA

APPAREL, INC. IF PUBLICLY DISCLOSED.

SIXTH AMENDMENT TO YARN SUPPLY AGREEMENT

This Sixth Amendment to Yarn Supply Agreement (the “Sixth Amendment”) is made as of the 27th day of December 2021, by and between Parkdale Mills, Incorporated, a North Carolina corporation, and Parkdale America, LLC, a North Carolina limited liability company (collectively, “Parkdale”), and Delta Apparel, Inc., a Georgia corporation (“Delta”).

WHEREAS, Parkdale and Delta entered into that certain Yarn Supply Agreement dated as of January 5, 2005, with respect to the supply of yarn by Parkdale to Delta (the “Yarn Supply Agreement”); and

WHEREAS, Parkdale and Delta entered into that First Amendment to Yarn Supply Agreement dated as of June 26, 2009 (the “First Amendment”), which amended the Yarn Supply Agreement in certain respects; and

WHEREAS, Parkdale and Delta entered into that Second Amendment to Yarn Supply Agreement dated as of October 21, 2011 (the “Second Amendment”), which further amended the Yarn Supply Agreement in certain respects; and

WHEREAS, Parkdale and Delta entered into that Third Amendment to Yarn Supply Agreement dated as of March 11, 2013 (the “Third Amendment”), which further amended the Yarn Supply Agreement in certain respects; and

WHEREAS, Parkdale and Delta entered into that Fourth Amendment to Yarn Supply Agreement dated as of December 11, 2015 (the “Fourth Amendment”), which further amended the Yarn Supply Agreement in certain respects; and

WHEREAS, Parkdale and Delta entered into that Fifth Amendment to Yarn Supply Agreement dated as of December 27, 2018 (the “Fifth Amendment”), which further amended the Yarn Supply Agreement in certain respects (the Yarn Supply Agreement, First Amendment, Second Amendment, Third Amendment, Fourth Amendment and Fifth Amendment are collectively referred to herein as the “Agreement”); and

WHEREAS, Parkdale and Delta desire to further amend the Agreement as set forth in this Sixth Amendment;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    Capitalized terms not otherwise defined in this Sixth Amendment shall have the meanings ascribed thereto in the Agreement;

2.    The Term of the Agreement is hereby extended until December 31, 2024.

3.    Effective as of January 1, 2022, Exhibit 3B of the Agreement is hereby amended and replaced in its entirety by Exhibit 3B attached to this Sixth Amendment.

4. Exhibit C of the Agreement is hereby amended and replaced to revise the “Individuals Responsible for Fixation Orders/Execution” referenced therein as follows:

Delta	Parkdale

Robert W. Humphreys	Anderson D. Warlick James A. Martin Charles S. Heilig, III

5.    Except as expressly set forth in this Sixth Amendment, all terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms and conditions of this Sixth Amendment and any of the terms and conditions of the Agreement, the terms and conditions of this Sixth Amendment shall control.

6.    This Sixth Amendment shall be governed and controlled as to validity, enforcement, interpretation, construction, and effect, and in all other respects, by the laws of the State of North Carolina, without regard to principles of conflict of law.

7.    This Sixth Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one instrument.

IN WITNESS WHEREOF, the parties have caused this Sixth Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.

PARKDALE MILLS, INC.	PARKDALE AMERICA, LLC

By: /s/ Charles S. Heilig, III	By: /s/ Charles S. Heilig, III
Name: Charles S. Heilig, III	Name: Charles S. Heilig, III
Title: President and CEO, Textiles	Title: President and CEO, Textiles

DELTA APPAREL, INC.

By: /s/ Robert W. Humphreys

Name: Robert W. Humphreys

Title: Chairman and Chief Executive Officer

Exhibit 3B

Effective January 1, 2022

Purchase Price of Yarn:

The purchase price for each pound of Yarn delivered shall be calculated in accordance with the following formula: Purchase Price = [(A + B) ÷ C] + D

Where:	A = Cost Price
B = Basis, as agreed upon by the parties from time to time
C = 1.00 - applicable waste factor set forth in the table below (in decimal format)
D = Applicable conversion price set forth in the table below

Waste Factors and Conversion Prices

OPEN END YARN

	cotton waste	poly waste	CONV PER LB
14/1 100%cotton KPOE	[*]	[*]	[*]
16/1 100%cotton KPOE	[*]	[*]	[*]
18/1 100%cotton KPOE	[*]	[*]	[*]
20/1 100%cotton KPOE	[*]	[*]	[*]
22/1 100%cotton KPOE	[*]	[*]	[*]
26/1 100%cotton KPOE	[*]	[*]	[*]
30/1 100%cotton KPOE	[*]	[*]	[*]
30/1 100%cotton "softspun" KPOE	[*]	[*]	[*]
8/1 50% cotton / 50%poly KPOE	[*]	[*]	[*]
10/1 50% cotton / 50%poly KPOE	[*]	[*]	[*]
14/1 50% cotton / 50%poly KPOE	[*]	[*]	[*]
16/1 99% cotton / 1% blk poly KPOE	[*]	[*]	[*]
18/1 99% cotton / 1% blk poly KPOE	[*]	[*]	[*]
20/1 99% cotton / 1% blk poly KPOE	[*]	[*]	[*]
22/1 99% cotton / 1% blk poly KPOE	[*]	[*]	[*]
16/1 90% cotton / 10% blk poly KPOE	[*]	[*]	[*]
18/1 90% cotton / 10% blk poly KPOE	[*]	[*]	[*]
20/1 90% cotton / 10% blk poly KPOE	[*]	[*]	[*]
22/1 90% cotton / 10% blk poly KPOE	[*]	[*]	[*]
30/1 90% cotton / 10% blk poly KPOE	[*]	[*]	[*]
18/1 50% cotton / 49% poly / 1% blk poly KPOE	[*]	[*]	[*]
20/1 50% cotton / 49% poly / 1% blk poly KPOE	[*]	[*]	[*]

[*] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

26/1 50% cotton / 49% poly / 1% blk poly KPOE	[*]	[*]	[*]
14/1 50% cotton / 40% poly / 10% blk poly KPOE	[*]	[*]	[*]
18/1 50% cotton / 40% poly / 10% blk poly KPOE	[*]	[*]	[*]
20/1 50% cotton / 40% poly / 10% blk poly KPOE	[*]	[*]	[*]
26/1 50% cotton / 40% poly / 10% blk poly KPOE	[*]	[*]	[*]
16/1 50% cotton / 50% poly KPOE	[*]	[*]	[*]
18/1 50% cotton / 50% poly KPOE	[*]	[*]	[*]
20/1 50% cotton / 50% poly KPOE	[*]	[*]	[*]
22/1 50% cotton / 50% poly KPOE	[*]	[*]	[*]
26/1 50% cotton / 50% poly KPOE	[*]	[*]	[*]
30/1 50% cotton / 50% poly "softspun" KPOE	[*]	[*]	[*]

VORTEX YARN

16/1 50% cotton / 50% polyester	[*]	[*]	[*]
27/1 50% cotton / 50% polyester	[*]	[*]	[*]
27/1 100% polyester	[*]	[*]	[*]

RING SPUN YARN

16/1 50% cotton / 50%poly KPRS	[*]	[*]	[*]
20/1 50% cotton / 50%poly KPRS	[*]	[*]	[*]
20/1 60% cotton / 40%poly KPRS	[*]	[*]	[*]
30/1 60% cotton / 40%poly KPRS	[*]	[*]	[*]
18/1 100% cotton KPRS	[*]	[*]	[*]
20/1 100% cotton KPRS	[*]	[*]	[*]
24/1 100% cotton KPRS	[*]	[*]	[*]
30/1 100% cotton KPRS	[*]	[*]	[*]
20/1 90% cotton / 10% blk poly KPRS	[*]	[*]	[*]
22/1 90% cotton / 10% blk poly KPRS	[*]	[*]	[*]
30/1 90% cotton / 10% blk poly KPRS	[*]	[*]	[*]
18/1 50% cotton / 50%poly CPRS	[*]	[*]	[*]
20/1 50% cotton / 50%poly CPRS	[*]	[*]	[*]
24/1 50% cotton / 50%poly CPRS	[*]	[*]	[*]
30/1 50% cotton / 50%poly CPRS	[*]	[*]	[*]
40/1 50% cotton / 50%poly CPRS	[*]	[*]	[*]
30/1 60% cotton / 40%poly CPRS	[*]	[*]	[*]
32/1 60% cotton / 40%poly CPRS	[*]	[*]	[*]
40/1 60% cotton / 40%poly CPRS	[*]	[*]	[*]
16/1 100% cotton CPRS	[*]	[*]	[*]
18/1 100% cotton CPRS	[*]	[*]	[*]
20/1 100% cotton CPRS	[*]	[*]	[*]

[*] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

22/1 100% cotton CPRS	[*]	[*]	[*]
24/1 100% cotton CPRS	[*]	[*]	[*]
30/1 100% cotton CPRS	[*]	[*]	[*]
36/1 100% cotton CPRS	[*]	[*]	[*]
40/1 100% cotton CPRS	[*]	[*]	[*]
24/1 90% cotton / 10% blk poly CPRS	[*]	[*]	[*]
30/1 90% cotton / 10% blk poly CPRS	[*]	[*]	[*]

This Exhibit 3B shall be amended from time to time to add basis, waste factors and conversion prices per pound for Yarn Counts required by Delta or any of its Subsidiaries not set forth above, as agreed to by the parties in their reasonable discretion.

The Cost Price per pound shall be adjusted over the term of this Agreement as described on Exhibit C and shall be calculated for any given period based on the weighted average of cotton prices fixed for that period pursuant to Exhibit C. The Basis per pound shall be adjusted over the term of this Agreement on an annual basis on each anniversary date of the Agreement.

Cotton Prices:

Parkdale shall purchase cotton at prices determined by Delta in accordance with Exhibit C attached hereto.

Escalation Clause:

To cover wage, benefit, and power expectations, the annual escalation on prices shall be calculated as follows:

Year 2 (January 1, 2023 - December 31, 2023)

●	Open End: $[*] per lb applied to all products
●	Vortex: $[*] per lb applied to all products
●	Ring Spun : $[*] per lb applied to all products

Year 3 (January 1, 2024 - December 31, 2024)

●	Open End: an additional $[*] per lb applied to all products over 2023 conversions
●	Vortex: an additional $[*] per lb applied to all products over 2023 conversions
●	Ring Spun: an additional $[*] per lb applied to all products over 2023 conversions

[*] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.